UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Copy to:

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Stuart Strauss Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2017

Date of reporting period:	April 30, 2017

Item 1.  Shareholder Report

Avenue Credit Strategies Fund

Manager Commentary

April 30, 2017 (unaudited)

Dear Shareholder,

We are pleased to present the 2017 Semi Annual Report for Avenue Credit Strategies Fund, a series of Avenue Mutual Funds Trust (the “Fund”). The following Manager Commentary covers the six month period ended April 30, 2017.

Fund Objective and Principal Investment Strategy

The Fund seeks total return, primarily from capital appreciation, fees and interest income. Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objective by opportunistically investing in a combination of high yield bonds, senior secured bank loans and distressed debt instruments (and loan-related or debt-related instruments, including derivative instruments).

Performance1,2

The Fund measures its performance against its peers and a combination of two indices: the Bloomberg Barclays U.S. Corporate High Yield Index (the “Bloomberg Barclays Index”) and the CS Leveraged Loan Index (the “CS Index”). For the six month period ended April 30, 2017, the Fund had a total return of -1.54% for the Institutional Class Shares and -1.65% for the Investor Class Shares, compared to 5.30% for the Bloomberg Barclays Index and 3.14% for the CS Index. For the period June 1, 2012 (inception) through April 30, 2017, the Fund had an average annual return of 2.27% for the Institutional Class Shares and 2.01% for the Investor Class Shares, compared to 7.25% for the Bloomberg Barclays Index and 5.00% for the CS Index.

Returns

Fund/Index	Return Over the Period 11/1/2016 - 4/30/2017	Return Over the Period 5/1/2016 - 4/30/2017	3 year annualized return 5/1/2014 - 4/30/2017	Average Annual Return Since Fund Inception 6/1/2012 - 4/30/2017
Avenue Credit Strategies Fund: Institutional Share Class (ACSBX)	-1.54%	6.00%	-5.60%	2.27%
Avenue Credit Strategies Fund: Investor Share Class (ACSAX)	-1.65%	5.83%	-5.86%	2.01%
Bloomberg Barclays U.S. Corporate High Yield Index[2]	5.30%	13.30%	4.74%	7.25%
CS Leveraged Loan Index[2]	3.14%	8.16%	3.80%	5.00%

Performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. Returns assume reinvestment of all dividends and other income. Performance information is not annualized, unless otherwise noted. As stated in the current prospectus, the total operating expense ratio (gross) was 1.76% for the Institutional Class Share and 2.14% for the Investor Class Share. The Fund’s investment adviser has contractually agreed, until February 28, 2018, to reimburse the Fund so that total annual fund operating expense (net) was 1.76% for the Institutional Class Share and 2.07% the Investor Class Share. The Fund commenced operations on June 1, 2012. During the first year of investing the Fund was opportunistic and took advantage of several short term trading opportunities, including fixed income new issues that had a positive impact on the Fund’s returns. There is no assurance that

Avenue Credit Strategies Fund

Manager Commentary (continued)

April 30, 2017 (unaudited)

such investments will be made in the future or that they will positively impact performance, at all, or to the same extent. Current performance for the most recent month end can be obtained by calling 1-877-525-7330. An independent accountant has not audited, reviewed or compiled the performance results.

Factors Affecting Performance

The Fund underperformed the Bloomberg Barclays Index and CS Index over the period. Avenue Capital Management II, L.P. (the “Adviser”) continues to utilize fundamental analysis to drive our investment approach and individual security selection across a number of positions focused in the U.S. and Europe, as well as allocations to Canada. Additionally, the Fund was opportunistic and took advantage of some short-term trading opportunities, including new issuances.

We believe that our approach of analyzing each investment on the merits of issuer, industry and rating has benefitted performance and should, in our opinion, continue to allow us to select credits that are likely to be drivers of alpha.

The top issuer contributors for the six month period ended April 30, 2017 were:

➢  EP Energy, Intelsat, Ltd., Transocean Inc., K. Hovnanian Enterprises Inc. and California Resources Corporation3

The top issuer detractors for the six month period ended April 30, 2017 were:

➢  Energy Future Holdings, U.S. Shale Solutions, La Paloma, Commonwealth of Puerto Rico and TOYS R US4

Market Outlook

While the Adviser focuses the majority of its research on fundamental company and industry analysis, it is also cognizant of the macro risks that could positively or negatively impact the asset classes we invest in and risk assets, in general. The following is a summary of the key macro risks we are currently monitoring:

Potential tax and regulatory reform have continued to be the key macro risks and drivers to risk assets since the U.S. Presidential election. However, Avenue believes that a near perfect execution, both in quantity and speed, is largely priced into the markets. As a result, we will continue to closely monitor progress on these fronts compared to market expectations.

The strength of the global recovery, central bank policy and political risks continue to impact equity, credit, commodity and foreign exchange markets. Furthermore, there are concerns over China’s growth in leverage, potential credit stress risk and transition to a more consumer-driven economy. Avenue continues to monitor these risks and issues closely using the firm’s worldwide presence.

While there is likely to be continued volatility in the near term for credit and risk assets5, we believe that the current yield to worst for the high yield market is modestly attractive for the medium-to-long term given the lower default rate environment. However, we are more focused on identifying individual securities that have idiosyncratic opportunities.

The Adviser’s investment team will continue working diligently to identify attractive investment opportunities across the performing, stressed and distressed universe on a global basis. We appreciate your continued interest and support.

Avenue Capital Management II, L.P.

June, 2017

Avenue Credit Strategies Fund

Manager Commentary (concluded)

April 30, 2017 (unaudited)

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

1       Performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. Returns assume reinvestment of all dividends and other income. Performance information is not annualized, unless otherwise noted. The Fund commenced operations on June 1, 2012. During the first year of investing the Fund was opportunistic and took advantage of several short term trading opportunities, including fixed income new issues that had a positive impact on the Fund’s returns. There is no assurance that such investments will be made in the future or that they will positively impact performance, at all, or to the same extent. Current performance for the most recent month end can be obtained by calling 1-877-525-7330. An independent accountant has not audited, reviewed or compiled the performance results.

2       Index information was compiled from sources that Avenue Capital Management II, L.P. believes to be reliable. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data. The Bloomberg Barclays U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (excluding defaulted issues) and at least one year to maturity. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. Investors cannot invest directly in an index, and index performance does not reflect the deduction of any fees or expenses. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index. Indices include reinvestment of dividends and other income.

3       The top contributors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top contributors does not represent all investments held, purchased or sold during the reporting period and is based on the Adviser’s books and records. As of the reporting date of April 30, 2017, the positions listed represented the following percentages of the Fund on a market value basis: EP Energy 3.4%, Intelsat, Ltd. 2.8%, Transocean Inc. 0.4%, K Hovnanian Enterprises Inc. 2.0% and California Resources Corporation 3.7%.

4       The top detractors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top detractors does not represent all investments held, purchased or sold during the reporting period and is based on the Adviser’s books and records. As of the reporting date of April 30, 2017, the positions listed represented the following percentages of the Fund on a market value basis: Energy Future Holdings 0.0%, US Shale Solutions 0.0%, La Paloma 0.8%, Commonwealth of Puerto Rico 3.8% and TOYS R US 1.8%.

5       Risk assets generally refer to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies.

Avenue Credit Strategies Fund

Financial Data(a)

April 30, 2017 (unaudited)

Geographic Allocation(b)	Security Type(c)	Ratings Category(d)

Top Five Industries(f)	Top 10 Long Holdings(g)

	1	Valeant Pharmaceuticals International, Inc.	6.4%
	2	Dynegy Inc.	6.2%
	3	Hexion Inc.	5.6%
	4	Commonwealth of Puerto Rico	3.8%
	5	California Resources Corporation	3.7%
	6	Seadrill Ltd	3.7%
	7	Endo Finance LLC	3.6%
	8	EP Energy	3.4%
	9	Community Health Systems, Inc.	3.3%
	10	Intelsat, Ltd.	2.8%
		Total Top 10	42.5%
	Top 5 Shorts Based on Exposure(h)
	1	ArcelorMittal S.A.	-2.6%
	2	Tenet Healthcare Corp.	-2.5%
	3	Argos Merger Sub, Inc.	-1.1%
	4	Weatherford International Ltd/Bermuda	-0.8%
	5	Transocean Inc.	-0.3%
		Total Fund Short Exposure	-7.3%

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Investing in the Fund is also subject to the specific risks described in the accompanying Notes to Financial Statements. Please read the Notes to Financial Statements for additional information.

(a)         Holdings are subject to change without notice. Calculated as a percent of net assets as of the date of this document. Where applicable, percentages may not add to 100% due to rounding.

(b)        The geographic allocation is based on where Avenue Capital Management II, L.P. (the “Investment Adviser”) believes the country of risk to be. Country of risk is the country where the majority of the company’s operations are based, where it is headquartered or where the primary source of revenue risk is as determined by the Investment Adviser. Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

(c)         Security Type, as defined by the Investment Adviser, is sourced from Bloomberg as well as developed via internal classifications.

(d)        Ratings information represents Standard & Poor’s ratings on the instruments of the portfolio. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default; some securities are not rated (NR). BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited liquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds.

(e)         Cash and Cash Equivalents includes cash, proceeds from short sales, collateral posted for short positions, if any, as well as other non-investment assets and liabilities (net).

(f)          Industries are represented using Barclays classifications and Avenue analysis.

(g)         Top 10 holdings are based on market value, which is believed to be consistent with market practice. Certain derivative investments that do not have a significant market value would be included in the top 10 holdings if the holdings were reported on an exposure basis.

(h)        Short exposure is being represented on an exposure basis because short positions are expected to include derivatives which may have a small market value but represent significant exposure of the Fund. It is defined as market value for equities, bonds and loans, as bond-equivalent value for credit default swaps, and as delta-notional value for other derivatives. Short exposure percentage represents exposure divided by Fund net assets.

Avenue Credit Strategies Fund

Schedule of Investments

April 30, 2017 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)	Value

CORPORATE BONDS & NOTES — 48.0%
Aerospace & Defense — 1.1%
Accudyne Industries Borrower / Accudyne Industries LLC	7.75%	12/15/2020	(a)	$1,598	$1,601,995
Chemicals — 5.6%
Hexion, Inc.:
	6.63%	4/15/2020		2,040	1,927,800
	10.00%	4/15/2020		3,730	3,804,600
	10.38%	2/1/2022	(a)	2,110	2,162,750
					7,895,150
Diversified Telecommunication Services — 4.0%
Frontier Communications Corp.	10.50%	9/15/2022		1,692	1,700,460
Intelsat Jackson Holdings SA:
	7.25%	4/1/2019		2,828	2,718,415
	8.00%	2/15/2024	(a)	1,163	1,250,225
					5,669,100
Energy Equipment & Services — 1.2%
Pacific Drilling SA	5.38%	6/1/2020	(a)	699	335,520
Transocean, Inc.	9.00%	7/15/2023	(a)	962	1,025,732
Weatherford International Ltd.	7.75%	6/15/2021		255	271,894
					1,633,146
Health Care Providers & Services — 5.8%
CHS/Community Health Systems, Inc.:
	5.13%	8/1/2021		2,550	2,527,687
	6.25%	3/31/2023		2,191	2,229,343
HCA, Inc.	5.88%	2/15/2026		1,530	1,625,625
Tenet Healthcare Corp.	5.00%	3/1/2019		1,785	1,788,356
					8,171,011
Household Durables — 2.0%
K Hovnanian Enterprises, Inc.	7.25%	10/15/2020	(a)	2,924	2,836,280
Independent Power and Renewable Electricity Producers — 6.2%
Dynegy, Inc.	7.63%	11/1/2024		9,643	8,823,345
Media — 2.5%
CCO Holdings LLC / CCO Holdings Capital Corp.:
	5.13%	5/1/2027	(a)	2,750	2,805,000
	5.75%	2/15/2026	(a)	765	812,568
					3,617,568
Metals & Mining — 1.4%
Alcoa Nederland Holding BV	7.00%	9/30/2026	(a)	1,785	1,972,425
Oil, Gas & Consumable Fuels — 6.1%
California Resources Corp.	8.00%	12/15/2022	(a)	2,830	2,164,950
EP Energy LLC / Everest Acquisition Finance, Inc.:
	6.38%	6/15/2023		1,883	1,416,958
	7.75%	9/1/2022		70	56,000
	9.38%	5/1/2020		3,541	3,350,671
Peabody Energy Corp.:
	6.00%	3/31/2022	(a)	280	285,600
	6.38%	3/31/2025	(a)	1,326	1,345,890
					8,620,069
Pharmaceuticals — 10.0%
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc.:
	5.88%	10/15/2024	(a)	1,500	1,528,125
	6.00%	2/1/2025	(a)	4,232	3,573,924

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)	Value

Valeant Pharmaceuticals International, Inc.:
	5.88%	5/15/2023	(a)	$4,901	$3,620,614
	6.38%	10/15/2020	(a)	4,207	3,612,761
	6.50%	3/15/2022	(a)	806	825,142
	7.00%	3/15/2024	(a)	1,074	1,095,480
					14,256,046
Specialty Retail — 1.2%
The Men’s Wearhouse, Inc.	7.00%	7/1/2022		2,040	1,774,800
Technology Hardware, Storage & Peripherals — 0.9%
Western Digital Corp.:
	7.38%	4/1/2023	(a)	404	442,380
	10.50%	4/1/2024		765	900,787
					1,343,167

TOTAL CORPORATE BONDS & NOTES (Cost $64,834,494)					68,214,102

SENIOR LOANS — 12.0% (b)
Communications Equipment — 0.7%
Avaya, Inc. DIP Term Loan	8.50%	1/23/2018		995	1,020,158
Electric Utilities — 0.8%
La Paloma Generating Co. LLC 2nd Lien Term Loan	9.25%	2/20/2020	(c)(d)(e)	7,905	1,106,700
Energy Equipment & Services — 3.7%
Seadrill Partners Finco LLC Term Loan	4.15%	2/21/2021		7,798	5,243,987
Metals & Mining — 1.7%
Essar Steel Minnesota LLC Term Loan	11.50%	9/30/2020	(c)(d)(e)	4,484	2,466,204
Oil, Gas & Consumable Fuels — 3.3%
ATP Oil & Gas Corp. DIP Money Term Loan PIK	14.50%	2/23/2014	(d)(e)	15	—
ATP Oil & Gas Corp. DIP Add-On Money Term Loan PIK	14.50%	2/23/2014	(d)(e)	2	—
ATP Oil & Gas Corp. DIP Refinancing Term Loan PIK	14.50%	2/23/2014	(d)(e)	29	—
ATP Oil & Gas Corp. DIP Term Loan PIK	14.50%	2/23/2014	(d)(e)	9	—
California Resources Corp. Second Out Term Loan	11.38%	12/31/2021		2,805	3,081,994
Chesapeake Energy Corp. Term Loan	8.55%	8/23/2021		1,275	1,376,605
Connacher Oil & Gas Ltd. Term Loan B PIK	9.00%	5/23/2018	(c)(d)(e)	753	143,119
Southern Pacific Resource Corp. 1st Lien Term Loan	14.25%	3/31/2019	(c)(d)(e)	3,245	—
					4,601,718

Specialty Retail — 1.8%
Toys R Us Delaware, Inc. Term Loan B 4	9.80%	4/24/2020		3,048	2,560,037

TOTAL SENIOR LOANS (Cost $29,953,341)					16,998,804

CONVERTIBLE BOND — 0.0% (f)
Oil, Gas & Consumable Fuels — 0.0% (f)
Connacher Oil and Gas Ltd.	12.00%	8/31/2018	(a)(c)(d)(e)	836	8,360

TOTAL CONVERTIBLE BONDS (Cost $836,024)					8,360

MUNICIPAL BONDS — 3.8%
Puerto Rico — 3.8%
Commonwealth of Puerto Rico	8.00%	7/1/2035	(c)(e)	3,825	2,409,750

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)	Value

Government Development Bank for Puerto Rico:
	3.88%	2/1/2017	(c)(e)	$6,645	$1,412,062
	4.35%	8/1/2018	(c)(e)	2,725	579,063
	4.70%	5/1/2016	(c)(e)	1,575	334,688
	4.90%	8/1/2021	(c)(e)	3,350	711,875
					5,447,438

TOTAL MUNICIPAL BONDS (Cost $14,823,899)					5,447,438

				Shares
EQUITY — 0.0% (f)
Oil, Gas & Consumable Fuels — 0.0% (f)
Aspire Holdings, LLC (d)				8,907,647	—
Connacher Oil and Gas Ltd. (d)				556,438	—

TOTAL EQUITY (Cost $50,081,917)					—

WARRANTS — 0.2%
Auto Components — 0.2%
Chassix Holdings, Inc. Call Expires 7/29/2020 (d)				39,942	299,166

TOTAL WARRANTS (Cost $307,953)					299,166

TOTAL LONG-TERM INVESTMENTS — 64.0% (Cost $160,837,628)					90,967,870

				Principal Amount (000)
SHORT-TERM INVESTMENTS — 27.0%
REPURCHASE AGREEMENT — 27.0%
State Street Repurchase Agreement, dated 4/28/2017, due 5/01/2017 at 0.05%, collateralized by $30,460,000 U.S Treasury Bonds, 8.00% — 8.125% due 8/15/2021 — 11/15/2021 valued at $39,131,277; (repurchase proceeds $38,363,005)				$38,363	38,362,845

TOTAL SHORT-TERM INVESTMENTS — 27.0% (Cost $38,362,845)					38,362,845

TOTAL INVESTMENTS — 91.0% (Cost $199,200,473)					129,330,715

				Shares
EQUITY SOLD SHORT — (1.4)%
Energy Equipment & Services — (1.2)%
Transocean Ltd.				(45,000)	(496,350)
Weatherford International PLC				(200,000)	(1,154,000)
					(1,650,350)
Specialty Retail — (0.2)%
Tailored Brands, Inc.				(26,590)	(327,855)

TOTAL EQUITY SOLD SHORT — (1.4)% (Proceeds $2,061,884)					(1,978,205)

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value

CORPORATE BONDS SOLD SHORT — (6.3)%
Health Care Providers & Services — (2.5)%
Tenet Healthcare Corp.	8.13%	4/1/2022			$(3,500)	$(3,587,500)
Metals & Mining — (2.7)%
ArcelorMittal	3.00%	3/25/2019	(g)	EUR	(1,500)	(1,717,428)
ArcelorMittal	6.25%	3/1/2021			$(1,841)	(2,025,100)
						(3,742,528)
Specialty Retail — (1.1)%
Argos Merger Sub, Inc.	7.13%	3/15/2023	(a)	(1,750)		(1,607,812)

TOTAL CORPORATE BONDS SOLD SHORT — (6.3)% (Proceeds $8,221,858)						(8,937,840)

TOTAL SECURITIES SOLD SHORT — (7.7)% (Proceeds $10,283,742)						(10,916,045)

OTHER ASSETS & LIABILITIES — 16.7%						23,723,509

NET ASSETS — 100.0%						$142,138,179

Percentages are calculated as a percentage of net assets as of April 30, 2017.

(a)

Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b)

Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(c)	Defaulted security. Issuer in bankruptcy.
(d)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(e)	Non-income producing.
(f)	Amount shown represents less than 0.05% of net assets.
(g)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

DIP — Debtor In Possession

PIK — Payment in Kind

PLC — Public Limited Company

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (concluded)

April 30, 2017 (unaudited)

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	82.6%	$117,338,882
Luxembourg	3.9	5,570,635
Norway	3.7	5,243,987
Switzerland	0.7	1,025,732
Canada	0.1	151,479
Netherlands	0.0	— *
Total Investments	91.0%	$129,330,715

United States (securities sold short)	(4.7)%	$(6,677,167)
Luxembourg (securities sold short)	(2.7)	(3,742,528)
Switzerland (securities sold short)	(0.3)	(496,350)
Total Securities Sold Short	(7.7)%	$(10,916,045)

The geographic allocation is based on where Avenue Capital Management II L.P., the “Investment Adviser”, believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

*  Market value of security is zero.

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
07/20/2017	EUR	1,557,903	$ 1,703,813	$1,661,567	$ 42,246	State Street Bank and Trust Co.
	Total				$ 42,246

EUR — Euro Currency

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Assets and Liabilities

April 30, 2017 (unaudited)

Assets
Investments in securities, at value (cost $160,837,628)	$90,967,870
Investments in repurchase agreements, at value (cost $38,362,845)	38,362,845
Cash collateral held at broker	14,939,775
Receivable for investments sold	10,723,753
Interest receivable — unaffiliated issuers	1,453,708
Prepaid expenses	128,140
Net unrealized appreciation on open forward foreign currency contracts	42,246
Receivable for fund shares sold	6,318
Other assets	157,036
Total Assets	156,781,691
Liabilities
Securities sold short, at value (proceeds of $10,283,742)	10,916,045
Payable for investments purchased	2,834,159
Accrued expenses	422,742
Payable for fund shares redeemed	276,767
Accrued investment advisory fee	78,182
Interest payable — short sales	63,777
Accrued Trustee’s fees	29,507
Distribution fee payable — Investor Class	22,333
Total Liabilities	14,643,512
Net Assets	$142,138,179
Net Assets Consist of:
Paid in capital	$524,091,188
Undistributed net investment income	1,185,834
Accumulated net realized loss on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(312,643,820)
Net unrealized appreciation (depreciation) on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(70,495,023)
Net Assets	$142,138,179
Net Asset Value Per Share
Institutional Class Shares
$70,458,276 divided by 8,433,030 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$8.36
Investor Class Shares
$71,679,903 divided by 8,574,581 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$8.36

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Operations

For the six months ended April 30, 2017 (unaudited)

Investment Income
Interest income	$12,681,030
Dividend income	74,178
Total Investment Income	12,755,208
Expenses
Investment Advisory fee	1,592,954
Interest expense related to securities sold short	323,794
Transfer agent fees	284,783
Distribution fees — Investor Class (Note 5)	281,964
Professional fees	268,977
Shareholder servicing fees — Investor Class (Note 5)	165,178
Fund Accounting and Custody fees	116,445
Administration fees	106,157
Insurance expense	78,789
Interest expense and commitment fee on credit facility	62,503
Trustee’s fees and expenses	59,506
Registration fees	47,502
Shareholder servicing fees — Institutional Class (Note 5)	33,157
Shareholder reporting expenses	17,858
Loan servicing fees	3,939
Other expenses	34,172
Total expenses	3,477,678
Expenses reimbursed by Investment Adviser (Note 4)	(337,683)
Net Expenses	3,139,995
Net Investment Income	9,615,213
Realized And Unrealized Gain (Loss) on Investments, Securities Sold Short, Forward Foreign Currency Contracts, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) on:
Investments in securities	(12,722,362)
In-kind redemptions (Note 8)	(40,469,547)
Investments in securities sold short	(390,529)
Forward foreign currency contracts	(205,161)
Foreign currency transactions	(421)
Swap contracts	4,153,601
(49,634,419)
Net change in unrealized appreciation (depreciation) on:
Investments in securities	34,907,932
Investments in securities sold short	636,694
Forward foreign currency contracts	115,193
Foreign currency transactions	(1,272)
Swap contracts	(1,644,871)
34,013,676
Net realized and unrealized loss on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts:	(15,620,743)
Net decrease in net assets resulting from operations	$(6,005,530)

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Changes In Net Assets

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Decrease in Net Assets from Operations:
Net investment income	$9,615,213	$31,720,347
Net realized loss on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(49,634,419)	(221,904,588)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	34,013,676	90,426,169
Net decrease in net assets resulting from operations	(6,005,530)	(99,758,072)
Distributions to Shareholders from:
Net investment income:
Institutional Class	(2,659,142)	(14,868,450)
Investor Class	(6,967,915)	(17,028,033)
Total distributions to shareholders	(9,627,057)	(31,896,483)
Capital Stock Transactions:
Institutional Class:
Subscriptions	7,714,142	97,706,973
Dividends Reinvested	2,462,138	12,679,811
Redemptions	(47,956,599)	(713,075,983)
Net decrease in net assets from capital stock transactions — Institutional Class	(37,780,319)	(602,689,199)
Redemption fees	265	7,868
Investor Class:
Subscriptions	157,398,768	69,638,639
Dividends Reinvested	6,462,644	15,756,879
Redemptions	(205,650,041)	(143,985,547)
In-kind redemptions	(140,000,000)	—
Net decrease in net assets from capital stock transactions — Investor Class	(181,788,629)	(58,590,029)
Redemption fees	809	101,842
Net decrease in net assets from capital stock transactions	(219,567,874)	(661,169,518)
Net decrease in net assets during the period	(235,200,461)	(792,824,073)
Net assets at beginning of period	377,338,640	1,170,162,713
Net assets, end of period (including undistributed net investment income of $1,185,834 and $1,197,678, respectively)	$142,138,179	$377,338,640

[1] Capital Share Transactions:
Institutional Class:
Subscriptions	890,795	10,775,640
Dividends Reinvested	288,880	1,462,938
Redemptions	(5,523,450)	(79,301,858)
Net decrease in Institutional Class Shares Outstanding	(4,343,775)	(67,063,280)
Investor Class:
Subscriptions	18,857,443	8,196,396
Dividends Reinvested	759,589	1,836,726
Redemptions	(24,537,174)	(16,380,893)
In-Kind Redemptions	(16,867,470)	—
Net decrease in Investor Class Shares Outstanding	(21,787,612)	(6,347,771)

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Institutional Class

Financial Highlights

Selected data for a share outstanding throughout each period

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	For the period June 1, 2012*- October 31, 2012
Net asset value, beginning of period	$8.75	$10.04	$11.34	$11.26	$10.85	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.27	0.57	0.61	0.54	0.50	0.19
Net realized and unrealized gain (loss)	(0.40)	(1.30)	(1.36)	(0.00)[2]	0.87	0.83
Total from investment operations	(0.13)	(0.73)	(0.75)	0.54	1.37	1.02
Distributions to shareholders from:
Net investment income	(0.26)	(0.56)	(0.48)	(0.46)	(0.35)	(0.17)
Net realized gains	—	—	(0.07)	—	(0.61)	—
Total distributions	(0.26)	(0.56)	(0.55)	(0.46)	(0.96)	(0.17)
Redemption fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	—
Net asset value, end of period	$8.36	$8.75	$10.04	$11.34	$11.26	$10.85
Total return[3]	(1.54)%[4]	(7.00)%	(6.73)%	4.79%	13.24%	10.20%[4]
Net assets, end of period (in 000’s)	$70,458	$111,734	$801,876	$1,741,650	$357,705	$3,422
Ratio of expenses to average net assets	1.82%[5]	1.73%	1.45%	1.79%	1.64%	1.50%[5]
Ratio of expenses to average net assets excluding investment related expenses[6]	1.50%[5]	1.50%	1.31%	1.44%	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	6.13%[5]	6.39%	5.66%	4.61%	4.45%	4.37%[5]
Ratios before expense limitation/repayment:
Ratio of expenses to average net assets	1.98%[5]	1.73%	1.45%	1.72%	2.06%	17.39%[5]
Ratio of net investment income (loss) to average net assets	5.97%[5]	6.39%	5.66%	4.68%	4.03%	(11.52)%[5]
Portfolio turnover rate	64%[4,7]	206%	51%	77%	201%	543%[4]

* Commencement of operations.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Institutional Class

Financial Highlights

Selected data for a share outstanding throughout each period

1             Per share amounts have been calculated using average shares outstanding.

2             Amount is less than $0.005 per share.

3             Represents aggregate total return for the periods indicated, and calculated by determining the percentage change in net asset value assuming the reinvestment of all distributions.

4             Not annualized.

5             Annualized.

6             Investment related expenses included dividend and interest expenses on short sales, stock loan fees and interest expenses.

7             Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Investor Class

Financial Highlights

Selected data for a share outstanding throughout each period

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	For the period June 1, 2012*- October 31, 2012
Net asset value, beginning of period	$8.75	$10.03	$11.33	$11.25	$10.85	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.26	0.52	0.59	0.51	0.47	0.18
Net realized and unrealized gain (loss)	(0.40)	(1.27)	(1.37)	(0.00)[2]	0.87	0.83
Total from investment operations	(0.14)	(0.75)	(0.78)	0.51	1.34	1.01
Distributions to shareholders from:
Net investment income	(0.25)	(0.53)	(0.45)	(0.43)	(0.33)	(0.16)
Net realized gains	—	—	(0.07)	—	(0.61)	—
Total distributions	(0.25)	(0.53)	(0.52)	(0.43)	(0.94)	(0.16)
Redemption fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	—
Net asset value, end of period	$8.36	$8.75	$10.03	$11.33	$11.25	$10.85
Total return[3]	(1.65)%[4]	(7.22)%	(7.02)%	4.50%	12.96%	10.09%[4]
Net assets, end of period (in 000’s)	$71,680	$265,605	$368,286	$438,706	$282,276	$2,958
Ratio of expenses to average net assets	2.04%[5]	2.04%	1.76%	2.03%	1.91%	1.75%[5]
Ratio of expenses to average net assets excluding investment related expenses[6]	1.75%[5]	1.75%	1.63%	1.69%	1.75%	1.75%[5]
Ratio of net investment income (loss) to average net assets	6.00%[5]	6.03%	5.47%	4.38%	4.19%	4.20%[5]
Ratios before expense limitation/repayment:
Ratio of expenses to average net assets	2.27%[5]	2.11%	1.76%	1.96%	2.35%	16.89%[5]
Ratio of net investment income (loss) to average net assets	5.76%[5]	5.95%	5.47%	4.45%	3.75%	(10.94)%[5]
Portfolio turnover rate	64%[4,7]	206%	51%	77%	201%	543%[4]

* Commencement of operations.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Investor Class

Financial Highlights

Selected data for a share outstanding throughout each period

1             Per share amounts have been calculated using average shares outstanding.

2             Amount is less than $0.005 per share.

3             Represents aggregate total return for the periods indicated, and calculated by determining the percentage change in net asset value assuming the reinvestment of all distributions.

4             Not annualized.

5             Annualized.

6             Investment related expenses included dividend and interest expenses on short sales, stock loan fees and interest expenses.

7             Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Notes to Financial Statements

April 30, 2017 (unaudited)

1. Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Institutional Class and an Investor Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

Avenue Capital Management II, L.P. (the “Investment Adviser”) is a Delaware limited partnership registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

The net asset value (“NAV”) of each class of shares is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the class is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time such computation is made.

SECURITY VALUATION — Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by independent pricing services. Evaluated quotes provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Trade claims are valued using quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. stock exchange, including shares of exchange-traded funds, are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Investments in other open-end investment companies are valued at NAV.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Purchased options are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Forward foreign currency contracts are valued using quoted foreign exchange rates as of the close of the regular trading session on NYSE (generally 4:00 pm Eastern Time) on the days the NYSE is open for business. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees of the Fund (the “Board”).

Where reliable market quotes are not readily available from a third party pricing service, investments are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board. Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is recognized only if amounts are reasonably estimable and (considered to be) collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated upon the proportion of net assets of each class. Class specific expenses are borne by the respective share class.

FEDERAL INCOME TAXES — The Fund has elected to be treated as, and intends to continue to qualify as, a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

SENIOR LOANS — The Fund may purchase assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. Participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately presented.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty in presenting related amounts in the Statement of Assets and Liabilities.

Currently, the Fund executes all foreign currency contracts through State Street. Due to the Fund’s custodial contract with State Street, the Fund is able to avoid certain transaction fees and collateral requirements normally incurred with executing foreign currency contracts with third party brokers. It is the Fund’s policy that execution is done through an automated system with transparency as to other market participants and is monitored for best execution purposes.

PURCHASED OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Funds. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — An over the counter (“OTC”) credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. Certain types of credit default swaps are exchange-listed and subject to clearing. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of a defined adverse credit event with respect to the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index, among other factors, can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive and could be in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2017 for which the Fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized to realized gains or losses over the life of the swap or are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. The Fund segregates assets in the form of cash or liquid securities (i) in an amount equal to the notional amount of the credit default swaps of which it is the seller and; (ii) in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. Central clearing is designed to reduce counterparty risk compared to uncleared swaps because central clearing interposes the CCP as the counterparty to each participant’s swap, but it does not eliminate those risks completely. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as Premium paid or received, net for OTC swap contracts, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2017, the Fund had no outstanding unfunded loan commitments.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

The Fund is considered an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Service — Investment Companies.

3. Distributions

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., the Investment Adviser, an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily net assets.

At an “in person” meeting held on December 15, 2016 the Board unanimously approved the amendment and restatement of the currently effective Letter Agreement (an “Expense Limitation Agreement”) between the Trust and the Investment Adviser, dated as of May 15, 2012, to extend the term of such Expense Limitation Agreement through and including February 28, 2018. Under the Expense Limitation Agreement, the Investment Adviser has contractually agreed to reimburse the Fund so that “Total Annual Fund Operating Expenses After Expense Reimbursement” (as such term is used in the Fund’s registration statement on Form N-1A) are limited to 1.50% and 1.75% of the average daily net assets of the Institutional Class and Investor Class, respectively, (excluding

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

(i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with GAAP, (ii) portfolio transactions and investment related expenses, and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Trust may repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement to exceed 1.50% and 1.75% of the average daily net assets of the Institutional Class and Investor Class, respectively, (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with GAAP, (ii) portfolio transactions and investment related expenses, and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business) for the fiscal year in which such repayment would occur when such amount repaid to the Investment Adviser is included in the Trust’s total annual fund operating expenses. The Expense Limitation Agreement can be terminated only by the independent Trustees of the Fund. For the periods ended April 30, 2017 and October 31, 2016, expense reductions, including any fee waivers, were as follows:

Subject to repayment dates
October 31, 2020	October 31, 2019
$337,683	$217,556

Under the terms of the Expense Limitation Agreement, if the Fund’s expense ratio declines sufficiently, the Trust may be liable to repay the reimbursement amount to the Investment Adviser until April 30, 2020 and October 31, 2019, respectively.

State Street provides, or arranges for the provision of certain administrative services for the Trust, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of pocket expenses.

The Trust has also contracted with State Street to provide custody, fund accounting and transfer agency services to the Trust. Custody, fund accounting and transfer agent fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Distribution and Service (12b-1) and Shareholder Servicing Plans

The Trust has an agreement with Foreside Fund Services, LLC (the “Distributor”) that serves as the Distributor of the Trust’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), applicable to Investor Class shares, and a separate Shareholder Servicing Plan applicable to Institutional Class and Investor Class shares of the Fund.

The 12b-1 Plan allows the Trust to pay fees to cover sales, marketing, and promotional expenses of the Investor Class, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders. The 12b-1 Plan permits the Trust to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class shares. For the period ended April 30, 2017, the Fund incurred $281,964 in 12b-1 plan fees for the Investor Class.

The Shareholder Servicing Plan allows the Trust to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Institutional Class and Investor Class shareholders.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

The Shareholder Servicing Plan permits the Trust to pay shareholder service fees at an annual rate of up to 0.15% and 0.25% of net assets attributable to Institutional Class shares and Investor Class shares, respectively, to cover the costs of such services. For the period ended April 30, 2017, the Fund incurred $33,157 and $165,178 in shareholder servicing fees for the Institutional Class and Investor Class, respectively.

The Trust’s 12b-1 Plan commenced on May 14, 2012. On December 15, 2016, the Board unanimously approved the extension of the term of the 12b-1 Plan through the December 14, 2017 meeting of the Board (or any adjournment or postponement thereof).

The Trust’s Shareholder Servicing Plan commenced on June 1, 2012. On December 15, 2016, the Board unanimously approved the extension of the term of the Shareholder Servicing Plan through June 1, 2018.

6. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities in transactions with unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

7. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, In-kind redemptions, and including maturities and principal repayments on Senior Loans, aggregated $157,182,259 and $256,729,021, respectively, for the period ended April 30, 2018.

8. In-Kind Redemptions

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period ended April 30, 2017, the Fund realized a net loss of $40,469,547 attributable to in-kind redemptions.

9. Share Transactions

The Fund is open for business each day the NYSE is open for trading. Shares can be redeemed on any day during which the NYSE is open, subject to the limitations described in the registration statement of the Fund. Fund shares will be redeemed at the NAV next calculated after the order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund’s distributor. At the sole discretion of the Fund, the initial investment minimums may be waived for certain investors.

A 2.00% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to the respective class in which the redemption occurred. For the period ended April 30, 2017, the redemption fees amounted to $265 and $809 for the Institutional Class and Investor Class, respectively.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

10. Federal Tax Information

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return filings for the years ended October 31, 2016, October 31, 2015 and October 31, 2014, remain subject to examination by the Internal Revenue Service for a period of three years.

The tax character of distributions paid during the year ended October 31, 2016, were as follows:

October 31, 2016
Distributions declared from:
Ordinary income*	$31,896,483

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

At October 31, 2016, the Fund, for federal income tax purposes, had a capital loss carryforward of $261,158,617, of which $45,730,869 is short term and $215,427,748 is long term and will not expire, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

The cost and unrealized appreciation (depreciation) of investments in securities of the Fund at April 30, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost of securities held long	$199,200,473
Gross unrealized appreciation	3,292,143
Gross unrealized (depreciation)	(73,161,901)
Net unrealized (depreciation) of investments in securities held long	$ (69,869,758)
Net unrealized (depreciation) on short sales	$ (623,303)
Net unrealized (depreciation) on securities	$ (70,493,061)

11. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts. The derivatives are not accounted for as hedging instruments.

At April 30, 2017, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at April 30, 2017 was as follows:

	Fair Value
	Asset Derivative[1]	Liability Derivative[1]
Forward foreign currency contracts	$42,246	$—

1  Statement of Assets and Liabilities location: Net unrealized appreciation on open forward foreign currency contracts

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the period ended April 30, 2017 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$(205,161)	$115,193

1  Statement of Operations location: Net realized gain (loss) on — Forward foreign currency contracts

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) on — Forward foreign currency contracts

The average outstanding volume of forward foreign currency contracts bought and sold measured at each month end and during the period ended April 30, 2017 was approximately $3,251,785 and $257,994, respectively.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk or to enhance return.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is credit risk for the period ended April 30, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Credit Default Swaps	$4,153,601	$(1,644,871)

1  Statement of Operations location: Net realized gain (loss) on — Swap contracts

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) on — Swap contracts

The average notional amount of swap contracts outstanding during the period ended April, 30 2017 was approximately $15,124,857.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2017.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivatives (Liabilities) Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Co.	$42,246	$—	$—	$—	$42,246
	$42,246	$—	$—	$—	$42,246

(a)  In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)  Net amount represents the net amount due from the counterparty in the event of default.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

12. Credit Facility

On June 12, 2013, the Fund entered into a committed, unsecured 364 day revolving credit facility (the “Credit Facility”) with State Street to use the borrowings for temporary or emergency purposes including to meet redemptions or settle trades. Effective June 16, 2016, the Fund and State Street agreed to extend the Credit Facility through June 15, 2017 and decrease the facility amount from $100,000,000 to $50,000,000 (the “Facility Amount”). The interest rate on any borrowings is the higher of (i) the Overnight LIBOR rate plus 1.25% and (ii) the Federal Funds Effective rate plus 1.25%; due and payable in arrears on the fifteenth day of each calendar month for the immediately preceding calendar month and on the date that is 364 days from the date of execution of the definitive credit agreement. The Credit Facility includes a commitment fee for the unused portion on the facility, payable quarterly in arrears. A one-time, upfront fee equal to 0.10% on the Facility Amount, was deemed fully earned and payable at closing. In addition, the Fund pays State Street a commitment fee of 0.15% per annum on the average daily undrawn amount. Commitment fees for the period ended April 30, 2017, totaled $62,503 and are included in the interest expense and Commitment fee on Credit Facility line item in the Statement of Operations. During the period ended April 30, 2017 there were no borrowings.

13. Principal Risks

CONFLICTS OF INTEREST RISK — Because the Investment Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Investment Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Investment Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Investment Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Investment Adviser have personal investments in certain accounts. The Investment Adviser has an incentive to favor these accounts over the Fund. Because the Investment Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

Conflicts of interest may arise where the Fund and other funds advised by the Investment Adviser or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Adviser will seek to act

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Adviser between the interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, the Investment Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

RISKS OF CHANGES IN FIXED INCOME MARKET CONDITIONS — Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at historically low levels. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve has ended its Quantitative Easing, program has begun, and is expected to continue, to raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes, along with other economic, political or other factors, may cause the fixed income markets to experience increased volatility and reduced liquidity, causing the value of the Fund’s investments and its NAV per share to decline. The Fund may seek to maintain a significant cash position under these circumstances. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective. The Fund recently experienced a high volume of redemptions attributable in part to these market conditions, which it was able to meet from its cash position. If the Fund experiences further high redemptions because of these developments, the Fund’s current cash position may not be sufficient to continue to meet these redemptions and the Fund may have to sell investments at times when it would not be advantageous to do so, potentially resulting in losses to the Fund. The Fund may also experience increased portfolio turnover, which will increase the costs that the Fund incurs and may further lower the Fund’s performance. Certain Fund investments may also be difficult to value during such periods. In addition, to the extent the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. As a result of the credit crises, in recent years, the risks of investing in certain foreign securities

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

have increased dramatically. The credit crises and the ongoing efforts of governments around the world to address the crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans generally are not registered with the SEC or any state commission and are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

RISKS OF SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

makes a short sale, the proceeds it received from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed income markets.

RISKS OF OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

RISKS OF SWAPS — The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the counterparty to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. If the Investment Adviser is incorrect in its forecast of market values, interest rates, currency exchange rates or counterparty risk, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Events of termination include conditions that may entitle counterparties to elect to terminate and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

14. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

• Level 1 — Prices are determined using quoted prices in an active market for identical assets.

• Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

• Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended April 30, 2017 sought to maximize the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Purchased Options — Options traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of April 30, 2017. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the Schedule of Investments may materially differ from the value received upon actual sale of those investments.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs

Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds & Notes	$—	$68,214,102	$—	$68,214,102
Senior Loans	—	13,282,781	3,716,023	16,998,804
Convertible Bonds	—	—	8,360	8,360
Municipal Bonds	—	5,447,438	—	5,447,438
Equity	—	—	—	—
Warrants	—	—	299,166	299,166
Repurchase Agreements	—	38,362,845	—	38,362,845
Other Financial Instruments
Forward Foreign Currency Contracts*	—	42,246	—	42,246

Total Asset Position	$—	$125,349,412	$4,023,549	$129,372,961

Investments in a Liability Position
Equity Sold Short	(1,978,205)	—	—	(1,978,205)
Corporate Bonds Sold Short	—	(8,937,840)	—	(8,937,840)
Total Liability Position	$(1,978,205)	$(8,937,840)	$—	$(10,916,045)

*  Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation (depreciation) of the instrument.

Quantitative Information about Level 3 Fair Value Inputs

	Fair Value At April 30, 2017	Valuation Technique	Unobservable Input	Range
Senior Loans	$1,249,819	Third-Party Vendor	Vendor Quotes	$14.00 - $19.00
	$2,466,204	Recovery Analysis	Recovery Rate	55%
Convertible Bonds	$8,360	Third-Party Vendor	Vendor Quotes	$1.00
Warrants	$299,166	Black Scholes Option Pricing Model	Implied Volatility	35%

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by the Committee.

Avenue Credit Strategies Fund

Notes to Financial Statements (concluded)

April 30, 2017 (unaudited)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Loans	Investments in Convertible Bonds	Investments in Corporate Bonds and Notes	Investments in Equity		Investments in Warrants	Total
Beginning as of October 31, 2016	$9,636,981	$327,852	$2,856,086	$—		$753,409	$13,574,328
Cost of purchases	2,407	—	251,309	—		—	253,716
Proceeds from sales	(3,470,116)	(160,648)	(289,193)	—		(289,730)	(4,209,687)
Transfers to Level 3	—	—	—	—	*	—	—
Transfers from Level 3	—	—	—	—		—	—
Accrued discount (premium)	84,619	—	54,372	—		—	138,991
Realized gains/(losses)	(30,676,539)	(642,590)	(3,768,112)	(10,803,045)		(6,140)	(45,896,426)
Change in net unrealized appreciation (depreciation)	28,138,671	483,746	895,538	10,803,045		(158,373)	40,162,627
Balance as of April 30, 2017	$3,716,023	$8,360	$—	$—		$299,166	$4,023,549

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2017	$28,138,671	$483,746	$—	$10,803,045		$(158,373)	$39,267,089

*  Level 3 amount shown includes a security determined to have no value at April 30, 2017.

Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a decrease in the availability of significant observable inputs in determining the fair value of this investment.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

15. Subsequent Event

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure in, the financial statements were noted.

Effective June 15, 2017 the Fund and State Street agreed to extend the credit facility through June 14, 2018 and decrease the facility amount from $50,000,000 to $25,000,000.

Avenue Credit Strategies Fund

Additional Information (Unaudited)

Expense Examples

As a shareholder of the Avenue Credit Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Avenue Credit Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period* 11/1/16-4/30/17	Expenses Ratio During Period** 11/1/16-4/30/17
Institutional Class	$1,000.00	$984.60	$ 8.96	1.82%
Investor Class	$1,000.00	$983.50	$10.03	2.04%

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each actual class expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual class return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During Period* 11/1/16-4/30/17	Expenses Ratio During Period** 11/1/16-4/30/17
Institutional Class	$1,000.00	$1,015.77	$ 9.10	1.82%
Investor Class	$1,000.00	$1,014.68	$10.19	2.04%

*   Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect the one-half year period).

** Annualized.

Avenue Credit Strategies Fund

April 30, 2017 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at http://www.avenuecapital.com.

Avenue Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement (unaudited)

The Trust’s investment adviser is Avenue Capital Management II, L.P. (the “Investment Adviser”). The Investment Adviser is part of Avenue Capital Group, which comprises four registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.

The Trust’s Board of Trustees (the “Board”) is legally required to review and approve the Investment Advisory Agreement between the Trust and the Investment Adviser (the “Investment Advisory Agreement”) initially for a two-year period and annually thereafter.

The Board, including a majority of the Trustees who are not “interested persons” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the continuance of the Investment Advisory Agreement at an “in person” meeting held on December 15, 2016 (the “Meeting”). The Independent Trustees met in executive session separate from representatives of the Investment Adviser for the purpose of considering the continuance of the Investment Advisory Agreement. Prior to the Meeting, the Board had received a memorandum describing their duties and responsibilities as the Trustees in connection with their consideration and approval of the Investment Advisory Agreement. The Board had received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials prepared by the Investment Adviser and a report prepared by a third party data provider comparing fee, expense and performance information to a collection of registered open end funds believed by the Investment Adviser and/or such third party to have comparable investment objectives and strategies (the “Peer Funds”). The Independent Trustees also were given the opportunity to, and did, ask specific questions related to the materials and other relevant matters, the responses to which were addressed prior to or at the Meeting.

In deciding whether to approve the continuance of the Investment Advisory Agreement, the Board considered various factors, including (1) the nature, extent and quality of the services provided by the Investment Adviser under the Investment Advisory Agreement, (2) the investment performance of the Fund and the Investment Adviser, (3) the costs of the services and the profits realized by the Investment Adviser from its relationship with the Fund, (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Investment Advisory Agreement reflect these economies of scale, and (5) a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients of the Investment Adviser or its affiliates.

1. Nature, Extent and Quality of the Services to be provided to the Fund under the Investment Advisory Agreements

In considering the nature, extent and quality of the services provided by the Investment Adviser, the Board members relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. They noted that under the Investment Advisory Agreement, the Investment Adviser is responsible for managing the Fund’s investments in accordance with the Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Board, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. The Board also considered the various other functions performed by the Investment Adviser on behalf of the Fund, including risk management, legal, compliance, accounting, operational and marketing functions. The Board further noted that the Investment Adviser also provides the Fund with necessary offices, facilities and equipment and coordinates and oversees the provision of services to the Fund by other service providers.

The Board considered and reviewed the background and experience of the Adviser ‘s personnel, referring to particular information provided by the Investment Adviser prior to the Meeting, including organizational charts

Avenue Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement (unaudited) (continued)

and personnel biographies. The Board reviewed the background and experience of the Investment Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments. They also considered the Investment Adviser ‘s resources with respect to investment research and risk management, as well as the Investment Adviser ‘s compliance, legal, accounting and operational capabilities. The Independent Trustees noted their consideration of the Investment Adviser ‘s financial stability, referring to its consolidated financials included on Form ADV, as provided by the Investment Adviser prior to the Meeting. Additionally, the Board considered the Fund’s investment performance in its review of the Investment Adviser ‘s services to the Fund. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Investment Adviser to the Fund were appropriate, and had been of high quality and could be expected to remain so.

2. Performance of the Fund and the Investment Adviser

The Board reviewed performance metrics completed by the Investment Advisor and the third party data provider and considered the short-term and long-term performance of the Fund under the management of the Investment Adviser on an absolute basis and in comparison to the Peer Funds. The Board reviewed the Fund’s performance for the one-, two-, three-, and four- year periods ended September 30, 2016. The Board noted that the Fund’s performance ranked in the 5th quintile in the universe of Peer Funds for the one-, two- and three-year periods ended September 30, 2016 and the 4th quintile for the four-year period. The Board also noted that the Fund underperformed the Bloomberg Barclays U.S. Corporate High-Yield Index and an index comprised of open-end alternative credit focus funds for each of the periods, and it also discussed with the Investment Adviser the differences between the Fund and the funds in the latter index. The Board observed that the challenges experienced by the Fund during the first quarter of 2016, particularly volatile markets and significant outflows, weighed on the Fund’s performance record but that the Fund’s performance improved through the second half of the year and was, as of the date of the Meeting, currently strong compared to its peers and benchmarks. The Board also considered the Investment Adviser’s rationale for including among the Peer Funds certain funds not included in the Peer group compiled by the third party data provider, as well as the third party data provider’s reason for not selecting these funds. The Investment Adviser also discussed with the Board the contributors and detractors to the Fund’s performance during the period, as well as the Investment Adviser’s outlook for the markets in general and the Fund in particular. The Board noted the Investment Adviser’s goal of delivering strong performance over the long term, and the importance of evaluating performance not just over the most recent year, but over multiple years as well, particularly given the nature of the markets in which the Fund operates. The Board determined that, in light of the considerations noted above, the Fund’s performance was satisfactory.

3. The Costs of the Services and the Profits Realized from its Relationship with the Fund

The Board reviewed and considered the investment management fee (“Management Fee”), payable monthly by the Fund to the Investment Adviser under the Investment Advisory Agreement at an annual rate of 1.25% of the Fund’s average daily Managed Assets during each month, as well as the Fund’s total expense ratio.

In order to better evaluate the Management Fee and total expenses, the Board compared the Fund’s fees and expenses to those of a group of Peer Funds with asset levels comparable to those of the Fund (the “Peer Expense Group”). The Board noted that the Fund’s Management Fee was higher than the Peer Expense Group median, ranking in the 4th quintile of the Peer Expense Group, but that its overall expenses were lower than the Peer Expense Group median, ranking in the first quartile. In addition, the Board considered the Fund’s expense reimbursement agreement with the Investment Adviser. As discussed further below, the Board also compared the Management Fee to the fees paid by the Investment Adviser ‘s other clients, including a registered closed-end

Avenue Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement (unaudited) (continued)

investment company (the “Closed-End Fund”) and private funds managed by the Investment Adviser or its affiliates. Following its review, the Board concluded that while the Management Fee of the Fund was on the high side compared to the Peer Expense Group, it was acceptable in light of the nature, extent and quality of services provided to the Fund. The board further noted that the Fund’s fee and expenses should continue to be reviewed on an ongoing basis.

The Board considered the profitability to the Investment Adviser of its relationship with the Fund. The Board had been provided with data on the Investment Adviser ‘s profitability with respect to the Investment Advisory Agreement, and the Board considered the extent of the Adviser’s cumulative profit with respect to the Fund, noting that the Investment Adviser had only begun earning a profit over the last three years. The Investment Adviser discussed with the Board its cost allocation methodology and the reasons why the Investment Adviser believed it to be reasonable. The Board considered the Investment Adviser ‘s statement, among other things, that the costs of certain services shared with by the Fund and other clients of the Investment Adviser and its affiliates were not allocated to the Fund. The Independent Trustees also separately discussed the Investment Adviser’s cost allocation methodology with the Fund’s independent registered public accounting firm. The Board also examined the level of profits that could be expected to accrue to the Investment Adviser from the fees payable under the Investment Advisory Agreement and any expense subsidization undertaken by the Investment Adviser. After discussion and analysis, the Board concluded that, to the extent that the Investment Adviser ‘s relationship with the Fund had been profitable, the profitability was in no case such as to render the Management Fee excessive.

The Board considered other intangible “fall-out” benefits expected to be received by the Investment Adviser and its affiliates as a result of the Investment Adviser’s relationship with the Fund, including potential reputational value, in consideration of the Management Fee. The Board concluded that, to the extent the Investment Adviser or its affiliates derive other benefits from its relationship with the Funds, those benefits are not so significant as to render the Investment Adviser ‘s fees excessive.

4. The Extent to which Economies of Scale might be Realized if and as the Fund Grows and Whether the Fee Levels in the Investment Advisory Agreement Reflect these Economies of Scale for the Benefit of the Fund’s Shareholders

The Board considered the extent to which the Investment Adviser has realized or in the future may realize economies of scale in the management of the Fund. The Board noted that inflows experienced by the Fund in the past had contributed to decreased gross expense ratios, although net outflows over the most recent fiscal year have contributed to an increase in the gross expense ratio. The Board also noted again that the Investment Adviser had only in the last three years begun to earn a profit from its management of the Fund. With that, the Board considered that the Adviser is still a relatively new entrant into the open-end fund market, undertook significant risks and expenses in launching the Fund and continues to invest substantial time and resources into managing the Fund, and agreed that particularly in light of the above outflows, there did not appear to be economies of scale that should support the imposition of fee reductions.

5. Comparison of Services Rendered and Fees Paid to Those Under Other Investment Advisory Contracts, Such as Contracts of the Same and Other Investment Advisers or Other Clients

The Board compared the Management Fee to the fees paid by the Investment Adviser’s other clients, including the Closed-End Fund and private funds managed by the Investment Adviser or its affiliates. The Board noted that the Management Fee was less than the fees charged to most of the private funds by the Investment Adviser or its affiliates, and discussed the various differences between the Fund and the Private Funds. The Board also noted that the Management Fee was lower than the fee charged to the Closed-End Fund and discussed the differences

Avenue Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreement (unaudited) (concluded)

between the Fund and the Closed-End Fund. The Board also considered the scope of services provided by the Investment Adviser to the Fund compared to those provided to its (or its affiliates’) other clients. The Board determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

Approval of the Investment Advisory Agreement

The Board, and the Independent Trustees separately, approved the continuance of the Fund’s Investment Advisory Agreement with the Investment Adviser after weighing the foregoing factors. No single factor was cited as determinative to the decision of the Board. They reasoned that the nature and extent of the services provided by the Investment Adviser were of a high quality, that the performance of the Fund had been satisfactory in light of the nature of the markets in which the Fund operates, and that the Investment Adviser could be expected to continue to provide services of that caliber in the future. As to the Management Fee, the Board determined that the fee, considered in relation to the services provided, were fair and reasonable and reflect what could have been negotiated as the result of arm’s length bargaining, that the Investment Adviser ‘s relationship with the Fund was not so profitable as to render the fee excessive and that any additional benefits to the Adviser were not of a magnitude that materially affected the Board’s deliberations.

Avenue Credit Strategies Fund

Trustees and Officers (unaudited)

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Investment Adviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Investment Adviser or its affiliates as of the date of this Semi-Annual Report. Trustees serve indefinite terms. Officers are annually elected by the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-525-7330.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years

Randolph Takian (42) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Since March 2012	Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (since 2015). President, Chief Executive Officer and Trustee of Avenue Income Credit Strategies Fund (since 2010); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010).	2	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Avenue Credit Strategies Fund

Trustees and Officers (unaudited) (continued)

Independent Trustees(1)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years

Joel Citron (55) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee (Chairman)	Since May 2012	Chairman of the Board of Trustees of Avenue Income Credit Strategies Fund (since 2010); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008).	2

Director of Boulevard Acquisition Corp. II, a blank check company, and an affiliate of Avenue Capital Group (since 2015); Chairman of the Board of Evolution Gaming AB, an online gaming developer (since 2015); Director of Hello Products LLC, a consumer package goods company (since 2013); Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Attivio, Inc., a software company (since 2009); Board member of the Birthright Israel Foundation; Director of Starfall Education Foundation; President of the Board of The Heschel School; Board of Councilors Member of Shoah Foundation at the University of Southern California. Formerly, Chairman of Oasmia AB, a Swedish publicly traded biotech company (from 2011 to 2015); and Director of Boulevard Acquisition Corp., a blank check company and an affiliate of Avenue Capital Group (from 2014 to 2015).

Darren Thompson (54) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (since 2010); President and Chief Financial Officer, Spruce Finance (financing provider for solar and home efficiency improvements) (since 2016) Senior Advisor, RailField Realty Partners, LLC (private investment and advisory firm) (since 2012). Formerly, Executive Vice President of Strategy and Chief Financial Officer, B2R Finance, L.P. (a commercial real estate financing provider) (2015-2016).	2

Director of Boulevard Acquisition Corp II., a blank check company, and an affiliate of Avenue Capital Group (since 2015); Formerly, a Director of Boulevard Acquisition Corp., a blank check company and an affiliate of Avenue Capital Group (from 2014 to 2015).

Avenue Credit Strategies Fund

Trustees and Officers (unaudited) (concluded)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years

Julie Dien Ledoux (47) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (since 2010).	2	Board Member and on the Executive Committee of Treadwell Farms Historic District Association f/k/a East Sixties Property Owners Association, a nonprofit neighborhood group.

Principal Officers who are not Trustees

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Stephen M. Atkins (51) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012

Treasurer and Chief Financial Officer of Avenue Income Credit Strategies Fund (since September 2012); Senior Vice President of Avenue Capital Group, an investment management firm (since December 2010).

Jeffrey J. Gary (54) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since May 2012

Vice President of Avenue Income Credit Strategies Fund (since September 2012); Portfolio Manager of Avenue Income Credit Strategies Fund (November 2012); Senior Portfolio Manager of Avenue Capital Group, an investment management firm, (since 2012).

Ty Oyer (45) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since May 2012

Secretary of Avenue Income Credit Strategies Fund (since 2010); and Deputy Chief Compliance Officer (since January 2011) and Compliance Manager of Avenue Capital Group, an investment management firm (since 2008).

Eric Ross (47) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since May 2012	Chief Compliance Officer of Avenue Income Credit Strategies Fund (since 2010); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006).

(1)      “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)      Mr. Takian is an “Interested Trustee” due to his employment with the Investment Adviser.

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Avenue Mutual Funds Trust
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees
Joel Citron, Chairman of the Board
Julie Dien Ledoux
Randolph Takian
Darren Thompson

Officers	Avenue Mutual Funds Trust
Randolph Takian
Principal Executive Officer and President
Stephen M. Atkins
Treasurer and Principal Financial Officer
Jeffrey J. Gary
Vice President	Avenue Credit Strategies Fund SEMI-ANNUAL REPORT April 30, 2017
Eric Ross
Chief Compliance Officer
Ty Oyer
Secretary

Investment Adviser
Avenue Capital Management II, L.P.
399 Park Avenue, 6th Floor
New York, New York 10022

Administrator and Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Paying Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

(a)                                 Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)  Not applicable to semi-annual reports.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	July 5, 2017